UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Creatd, Inc.

(Name of Registrant as Specified In Its Charter)

 N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

CREATD, INC.

419 Lafayette Street, 6th Floor
New York, NY 10003

Telephone: (201) 258-3770

SUPPLEMENT TO PROXY STATEMENT FOR

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 18, 2023

This Supplement to Proxy Statement (this “Supplement”) relates to the Proxy Statement of Creatd, Inc. (the “Company”) that was first mailed and/or made available to shareholders on or about November 30, 2022 (the “Proxy Statement”). Our Board has decided to postpone the annual meeting of stockholders originally scheduled for January 9, 2023, and the meeting will now be held on January 18, 2023 at 4:30 p.m. Eastern Time to allow for more time to obtain a quorum.

All other information presented in the Proxy Statement remains unchanged.

If you have already voted and do not wish to change your vote, you do not need to do anything. Your vote will be tabulated as you previously instructed. You may change your vote and revoke your proxy by (i) voting again by Internet or telephone at a later time before the closing of voting at 11:59 p.m., Eastern Time, on January 17, 2023; (ii) submitting a properly signed proxy card with a later date that is received no later than January 17, 2023; (iii) sending a written statement to that effect to Creatd, Inc., 419 Lafayette Street, 6th Floor, New York, NY 10003, provided such statement is received no later than January 17, 2023; or (iv) attending the annual meeting, revoking your proxy and voting in person.

January 6, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 18, 2023.

PROXY CARD

CREATD INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Jeremy Frommer, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Creatd Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on January 18, 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT — This Proxy must be signed and dated below.

The Annual Meeting of Stockholders of Creatd Inc. will be held at 4:30pm Eastern Time on January 18, 2023. The proxy statement, notice of the Annual Meeting, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

You are cordially invited to our 2022 annual stockholder meeting.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5, AND 7, AND ONE YEAR FOR PROPOSAL 6.

1. Election of Directors	FOR	WITHHOLD
01 – Jeremy Frommer	☐	☐
02 – Peter Majar	☐	☐
03 – Erica Wagner	☐	☐
04 – Justin Maury	☐	☐

2. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to 1,500,000,000	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve the Company’s 2022 Equity and Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. To approve, in a non-binding advisory vote, the frequency of executive compensation votes.	ONE YEAR ☐	TWO YEARS ☐	THREE YEARS ☐	ABSTAIN ☐

7.Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Creatd Inc.’s independent registered public accountants for the fiscal year ending December 31, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:________________, 2022

Signature

Signature

(Joint Owners)
Name (printed)
Title

YOUR VOTE IS IMPORTANT

VOTE BY INTERNET:

1. BEFORE THE MEETING: Go to http://annualgeneralmeetings.com/creatd/

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59pm Eastern Time on January 17, 2023. Have your proxy card and control number in hand when you access the web site and follow the instructions.

2. DURING THE MEETING: Go to http://annualgeneralmeetings.com/creatd/

You may attend the Meeting via the Internet and vote during the Annual Meeting. Have your control number ready to login to the Annual Meeting.

VOTE BY MAIL:

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

YOUR CONTROL NUMBER IS:

REMINDER: You may vote your proxy by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59pm Eastern Time, prevailing time, on January 17, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you attended the meeting.